Cornerstone Reports Positive Net Income for the Second Quarter of 2014

CHATTANOOGA, TN – July 22, 2014 – Cornerstone Bancshares, Inc. (OTCBB: CSBQ; CSBQP), parent company of Cornerstone Community Bank, today reported earnings for the second quarter ended June 30, 2014. Net income for the quarter was $409,000, a 3.3 percent increase from the same quarter of 2013. Net interest income increased 5.5 percent from the same quarter last year.

“Cornerstone had another solid quarter of positive earnings and steady growth,” said Cornerstone’s President and CEO Frank Hughes. “We continue to strengthen our earnings platform, with a significant reduction in nonperforming assets, which decreased 38 percent year-over-year.”

Second Quarter Highlights Year-Over-Year

•	Loans increased 5.9 percent

•	Foreclosed assets decreased 31.1 percent

•	Non-accruing loans decreased 58.6 percent

•	Net charge-offs decreased 71.2 percent

•	Market value per common share increased 26.9 percent

“There is a lot of positive momentum, and major investments are being made in our market right now,” said Cornerstone’s Chairman Miller Welborn. “With Volkswagen’s recent announcement of another production line here in Chattanooga, the economic forecast for Chattanooga is very bright. Our goal is to position Cornerstone to take full advantage of the opportunities that lie ahead.”

Cornerstone is a single-bank holding company, with approximately $420 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Media Contact

Frank Hughes, President & CEO

Cornerstone Bancshares, Inc.

423-385-3009

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks discussed in Cornerstone’s Form 10-K and other filings with the Securities and Exchange Commission.

Cornerstone Bancshares, Inc. and Subsidiary
Second Quarter Financial Highlights
June 30, 2014 and 2013
(Unaudited)

(Amounts in thousands, except per common share data)	2014	2013	% Change
Balance Sheet Data at June 30
Total assets	$419,911	$435,334	(3.5)
Interest-earning assets	393,879	403,917	(2.5)
Loans	292,369	276,062	5.9
Foreclosed assets	12,996	18,867	(31.1)
Deposits	331,412	339,199	(2.3)
Other interest-bearing liabilities	46,913	54,647	(14.2)
Shareholders' equity	40,369	40,234	0.3
Loan to deposit ratio	88.22%	81.39%	8.4
Tier 1 leverage ratio (Bank, est)	8.91%	8.42%	5.8
Total risk-based capital ratio (Bank, est)	13.61%	13.10%	3.9
Outstanding common shares	6,627	6,547	1.2
Book value per common share	$3.84	$3.88	(1.0)
Tangible book value per common share	$3.84	$3.88	(1.0)
Market value per common share as of June 30	$2.55	$2.01	26.9

Loan Quality Data
Nonaccruing loans	2,853	6,883	(58.6)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	388	1,346	(71.2)
Allowance for loan losses	3,330	5,095	(34.6)
Allowance for loan losses to total loans	1.14%	1.85%
Nonperforming assets to total assets	3.77%	5.91%

Performance Data for the Year
Net income	$822	$848	(3.1)
Return on average assets	0.39%	0.39%
Return on average equity	4.05%	4.22%
Net interest margin	3.90%	3.79%
Per common share data:
Net income – basic	$0.01	$0.01
Net income – diluted	$0.01	$0.01
Common dividends	$-	$-
Preferred dividends & accretion per common	$786	$786
Average shares (000s):
Basic common stock	6,601	6,547
Diluted common stock	6,761	6,665
Preferred stock (actual)	600	600

Cornerstone Bancshares, Inc. and Subsidiary
Quarterly Earnings Summary

	(Unaudited)
	2014		2013			Q2-14 /
	Second	First	Fourth	Third	Second	Q2-13
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,225	$4,095	$4,190	$4,294	$4,079	3.6
Securities and interest-bearing deposits at other financial institutions	347	431	315	457	482	(28.1)
Federal funds sold and other earning assets	10	7	8	9	15	(28.8)
Total interest income	4,582	4,533	4,513	4,760	4,576	0.1
Interest expense
Deposits	442	442	487	563	587	(24.8)
Short-term borrowings	21	19	18	21	17	25.4
FHLB advances and other borrowing	263	261	267	285	316	(16.7)
Total interest expense	726	722	772	869	920	(21.1)
Net interest income	3,856	3,811	3,741	3,891	3,656	5.5
Provision for losses	350	165	-	-	-	-
Net interest income after the
provision for loan losses	3,506	3,646	3,741	3,891	3,656	(4.1)
Noninterest income
Customer service fees	210	189	213	218	202	3.7
Other noninterest income	18	12	13	13	19	(3.5)
Gain on sale of assets	307	121	391	39	477	(35.7)
Total noninterest income	535	322	617	270	698	(23.4)
Noninterest expense
Salaries and employee benefits	1,723	1,827	1,716	1,619	1,623	6.2
Net occupancy and equipment	324	309	324	334	340	(4.6)
Depository insurance	164	155	162	162	161	1.9
Foreclosed asset expense (1)	363	349	693	382	798	(54.5)
Other operating expense	801	661	810	967	780	2.7
Total noninterest expense	3,375	3,301	3,705	3,464	3,702	(8.8)
Income before income taxes	666	667	653	697	652	2.1
Income tax expense	257	255	250	268	256	0.2
Net income	$409	$412	$404	$429	$396	3.3

Preferred stock dividends & accretion on preferred stock discount	393	393	393	393	393	(0.1)

Net income available to common	16	19	11	36	3	443.8

Net income per common share:
Basic	$0.00	$0.00	$0.00	$0.01	$0.00	-
Diluted	$0.00	$0.00	$0.00	$0.01	$0.00	-
Average basic shares	6,627	6,575	6,547	6,547	6,547	1.2
Average common diluted shares	6,807	6,714	6,662	6,693	6,671	2.0
Performance Ratios
Return on average equity	4.02%	4.08%	3.98%	4.25%	3.86%	4.2
Return on average assets	0.38%	0.39%	0.38%	0.40%	0.37%	4.1
Net interest margin	3.89%	3.90%	3.76%	3.89%	3.77%	3.2
Average equity	40,710	40,447	40,487	40,382	41,065	(0.9)
Average assets	426,951	426,282	426,660	431,068	430,196	(0.8)
Average interest-earning assets	400,760	400,175	398,174	400,539	395,517	1.3

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary
Loan Loss Allowance and Asset Quality Review

	2014		2013
	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$3,011	$3,203	$3,159	$5,095	$5,669
Provision for loan losses	350	165	-	-	-
Net charge-offs	(32)	(357)	44	(1,936)	(574)
Balance at end of period	$3,330	$3,011	$3,203	$3,159	$5,095

As a % of loans	1.14%	1.03%	1.11%	1.11%	1.85%
As a % of nonperforming loans	116.72%	63.00%	89.81%	77.13%	74.02%
As a % of nonperforming assets	21.01%	17.37%	19.42%	16.61%	19.79%

Net charge-offs as a % of loans (a)	0.04%	0.49%	-0.06%	2.73%	0.83%

Risk element assets
Accruing troubled debt restructured	$3,787	$3,337	$4,251	$3,121	$3,465
Loans past due 30-89 days	$1,365	$2,193	$2,250	$1,659	$5,111

Nonaccruing loans	$2,853	$4,779	$3,566	$4,095	$6,883
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$2,853	$4,779	$3,566	$4,095	$6,883
Foreclosed assets (b) (c)	$12,996	$12,559	$12,926	$14,924	$18,867
Total nonperforming assets	$15,849	$17,338	$16,492	$19,019	$25,750

Nonperforming loans as a % of loans	0.98%	1.63%	1.23%	1.44%	2.49%
Nonperforming assets as a % of loans
and foreclosed assets	5.19%	5.68%	5.45%	6.36%	8.73%

Total loans	292,369	292,952	289,440	284,181	276,062

(a) Annualized
(b) Properties sold during 2nd Q 2014	$474
(c) Properties under contract to sell	$3,374

\

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Three months ended
	June 30
(Amounts in thousands)
Assets		2014			2013
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$292,039	$4,225	5.80%	$272,718	$4,079	6.00%
Investment securities	93,074	347	1.64%	102,164	482	2.13%
Other earning assets	15,647	10	0.26%	20,635	15	0.28%
Total earning assets	400,760	$4,582	4.62%	395,517	$4,576	4.70%
Allowance for loan losses	(3,112)			(5,315)
Cash and other assets	29,303			39,994
TOTAL ASSETS	$426,951			$430,196

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$28,462	$11	0.16%	$25,640	$16	0.24%
Savings deposits	15,054	4	0.11%	12,214	8	0.25%
MMDA's	65,740	61	0.37%	77,206	108	0.56%
Time deposits	160,174	366	0.92%	167,078	455	1.09%
Federal funds purchased and securities
sold under agreements to repurchase	22,580	21	0.37%	20,752	17	0.32%
Federal Home Loan Bank and other borrowings	27,776	263	3.80%	31,740	316	3.99%
Total interest-bearing liabilities	319,786	726	0.91%	334,630	920	1.10%
Net interest spread		$3,856	3.71%		$3,657	3.60%
Noninterest-bearing demand deposits	65,528			52,401
Accrued expenses and other liabilities	926			2,100
Shareholders' equity	40,710			41,065
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$426,951			$430,196
Net yield on earning assets			3.89%			3.77%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		33			60
Total adjustment		33			60

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Six months ended
	June 30
(Amounts in thousands)
Assets		2014			2013
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$291,935	$8,321	5.75%	$274,199	$8,221	6.05%
Investment securities	94,513	777	1.81%	94,495	922	2.27%
Other earning assets	13,760	17	0.25%	26,668	36	0.27%
Total earning assets	400,208	$9,115	4.63%	395,362	$9,179	4.75%
Allowance for loan losses	(3,109)			(5,622)
Cash and other assets	29,519			38,781
TOTAL ASSETS	$426,618			$428,521

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$28,218	$20	0.14%	$27,031	$35	0.26%
Savings deposits	15,216	7	0.09%	11,919	15	0.25%
MMDA's	65,521	116	0.36%	75,719	219	0.58%
Time deposits	160,278	741	0.93%	167,919	921	1.11%
Federal funds purchased and securities
sold under agreements to repurchase	22,074	39	0.36%	20,920	35	0.34%
Federal Home Loan Bank and other borrowings	29,708	525	3.56%	32,224	656	4.11%
Total interest-bearing liabilities	321,015	1,448	0.91%	335,732	1,881	1.13%
Net interest spread		$7,667	3.72%		$7,298	3.62%
Noninterest-bearing demand deposits	64,310			49,632
Accrued expenses and other liabilities	714			2,058
Shareholders' equity	40,579			41,099
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$426,618			$428,521
Net yield on earning assets			3.90%			3.79%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		72			142
Total adjustment		72			142

Cornerstone Bancshares, Inc. and Subsidiary
Loan Stratification

	2014		2013
(Amounts in thousands)	Second	% of	Second	% of	% Dollar
	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$70,808	24.2	$60,725	22.0	16.6
Non-owner occupied	71,306	24.4	67,241	24.4	6.0
Multi-family real estate	8,375	2.9	7,451	2.7	12.4
1-4 family construction	10,879	3.7	8,269	3.0	31.6
Commercial land and lot development	16,577	5.7	21,898	7.9	(24.3)
Total non-residential real estate	177,945	60.9	165,584	60.0	7.5
Residential real estate
First mortgage - 1-4 family	47,027	16.1	43,282	15.7	8.7
Second mortgage - 1-4 family	1,731	0.6	2,129	0.8	(18.7)
Home equity lines	18,482	6.3	14,483	5.2	27.6
Total residential real estate	67,240	23.0	59,894	21.7	12.3
Total real estate loans	245,185	83.9	225,479	81.7	8.7

Commercial	37,253	12.7	40,586	14.7	(8.2)
Agricultural & other	7,157	2.4	7,994	2.9	(10.5)
Consumer	2,774	0.9	2,005	0.7	38.4
Total loans, net of unearned fees	$292,369	100.0	$276,063	100.0	5.9

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Balance Sheets

	Unaudited
	June 30,	December 31,
ASSETS	2014	2013

Cash and due from banks	$2,222,077	$2,149,467
Interest-bearing deposits at other financial institutions	16,818,780	22,702,270
Total cash and cash equivalents	19,040,857	24,851,737

Securities available for sale	83,314,607	92,208,672
Securities held to maturity (fair value
$31,191 and $35,027 at June 30, 2014 and December 31, 2013, respectively)	30,993	34,165
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of
$3,329,789 and $3,203,158 at June 30, 2014 and December 31, 2013, respectively	289,039,362	286,236,578
Bank premises and equipment, net	4,862,213	4,992,449
Accrued interest receivable	1,082,522	977,925
Foreclosed assets	12,996,286	12,925,748
Other assets	7,221,565	7,673,179
Total assets	$419,911,305	$432,223,353

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$65,965,561	$75,206,540
Interest-bearing demand deposits	26,241,666	24,563,987
Savings deposits and money market accounts	82,268,935	86,329,930
Time deposits	156,935,842	155,313,920
Total deposits	331,412,004	341,414,377

Accrued interest payable	80,077	82,320
Federal funds purchased and securities sold under
agreements to repurchase	21,913,135	22,974,117
Federal Home Loan Bank advances and other borrowings	25,000,000	26,740,000
Other liabilities	1,137,134	878,811
Total liabilities	379,542,350	392,089,625

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized;
600,000 shares issued and outstanding
in 2014 and 2013	14,928,618	14,892,927
Common stock - $1.00 par value; 20,000,000 shares authorized;
6,709,199 shares issued in 2014 and 2013;
6,627,398 and 6,547,074 shares outstanding in 2014 and 2013, respectively	6,627,398	6,547,074
Additional paid-in capital	21,740,560	21,549,883
Accumulated deficit	(3,063,508)	(3,099,451)
Accumulated other comprehensive income	135,887	243,295
Total stockholders' equity	40,368,955	40,133,728
Total liabilities and stockholders' equity	$419,911,305	$432,223,353

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Six months ended
	June 30,		June 30,
	2014	2013	2014	2013
INTEREST INCOME
Loans, including fees	$4,225,125	$4,079,369	$8,320,593	$8,221,105
Securities and interest-bearing deposits at other
financial institutions	346,507	482,117	776,997	922,023
Federal funds sold	10,112	14,533	17,275	36,005
Total interest income	4,581,744	4,576,019	9,114,865	9,179,133

INTEREST EXPENSE
Time deposits	365,537	455,340	741,027	920,596
Other deposits	75,965	131,534	143,039	269,464
Federal funds purchased and securities
sold under agreements to repurchase	20,621	16,743	39,281	34,823
Federal Home Loan Bank advances and other borrowings	263,201	315,948	524,611	656,387
Total interest expense	725,324	919,565	1,447,958	1,881,270

Net interest income before provision for loan losses	3,856,420	3,656,454	7,666,907	7,297,863
Provision for loan losses	350,000	-	515,000	300,000
Net interest income after provision for loan losses	3,506,420	3,656,454	7,151,907	6,997,863

NONINTEREST INCOME
Customer service fees	209,538	201,302	398,449	389,783
Net gains from sale of securities	300,201	424,971	402,473	424,971
Net gains from sale of loans and other assets	6,529	52,382	25,443	201,582
Other noninterest income	18,220	18,650	30,436	36,468
Total noninterest income	534,488	697,305	856,801	1,052,804

NONINTEREST EXPENSE
Salaries and employee benefits	1,722,503	1,622,501	3,549,487	3,219,792
Net occupancy and equipment expense	324,086	339,606	632,918	677,485
Depository insurance	164,167	161,120	318,843	320,964
Foreclosed assets, net	363,122	798,456	712,492	927,148
Other operating expenses	801,047	780,045	1,462,234	1,532,219
Total noninterest expenses	3,374,925	3,701,728	6,675,974	6,677,608

Income before income tax expense	665,983	652,031	1,332,734	1,373,059
Income tax expense	256,500	256,000	511,100	524,900

Net income	409,483	396,031	821,634	848,159

Preferred stock dividend requirements	375,000	375,000	750,000	750,000
Accretion on preferred stock discount	17,845	17,845	35,691	35,690

Net income available to common shareholders	$16,638	$3,186	$35,943	$62,469

EARNINGS PER COMMON SHARE
Basic	$-	$-	$0.01	$0.01
Diluted	$-	$-	$0.01	$0.01

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary
Consolidated Statement of Changes in Stockholders' Equity - Unaudited
For the six months ended June 30, 2014

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Accumulated	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2013	$14,892,927	$6,547,074	$21,549,883	$(3,099,451)	$243,295	$40,133,728

Stock compensation expense	-	-	80,000	-	-	80,000

Issuance of common stock, 80,324 shares	-	80,324	110,677	-	-	191,001

Preferred stock dividends paid	-	-	-	(750,000)	-	(750,000)

Accretion on preferred stock	35,691	-	-	(35,691)	-	-

Net income	-	-	-	821,634	-	821,634

Unrealized holding losses on securities available for sale, net of reclassification adjustment	-	-	-	-	(107,408)	(107,408)

BALANCE, June 30, 2014
	$14,928,618	$6,627,398	$21,740,560	$(3,063,508)	$135,887	$40,368,955

The Notes to Consolidated Financial Statements are an integral part of these statements.